UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 7, 2005

EMERGING VISION, INC.

(Exact name of registrant as specified in its charter)

New York	No.001-14128	No.11-3096941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Quentin Roosevelt Boulevard

Garden City, New York 11530

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (516) 390-2100

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 7, 2005, Emerging Vision, Inc. (OTCBB – ISEE.OB) issued a press release announcing that, on December 7, 2005, Samuel Herskowitz, its then Co-Chief Operating Officer and Chief Marketing Officer, would no longer serve as its Co-Chief Operating Officer, but would continue to serve as its Chief Marketing Officer. As a result, Myles Lewis became the sole Chief Operating Officer of the Registrant. A copy of such press release is attached as Exhibit 99.1 hereto. The press release is incorporated herein by reference.

Exhibit No.

99.1	Press Release, dated December 7, 2005, issued by Emerging Vision, Inc.

[Signature on following page]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGING VISION, INC.

By: /s/ Brian P. Alessi

Name: Brian P. Alessi

Title:	Chief Financial Officer

Date:	December 7, 2005